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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other Jurisdiction of Incorporation)

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
             000-28167                                  52-2126573
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     (Commission File Number)                  (IRS Employer Identification No.)


      600 Telephone Avenue, Anchorage, Alaska                  99503
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     (Address of Principal Executive Offices)               (Zip Code)
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     Registrant's Telephone Number, Including Area Code  (907) 297-3000
                                                         --------------

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        (Former Name or Former Address, if Changed Since Last Report.)
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 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


99.1 Company press release dated October 30, 2003, reporting the third quarter results.





ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 30, 2003, Alaska Communications Systems Group, Inc. reported its operating results for the third quarter of 2003. The Press Release is attached hereto as Exhibit 99.1 and also can be found on our website at www.alsk.com.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.





Date: October 30, 2003         ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.


                                    /s/ Kevin P. Hemenway
                                    --------------------
                                    Kevin P. Hemenway
                                    Senior Vice President and
                                    Chief Financial Officer
                                    Alaska Communications Systems Group, Inc.